MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.








FUND LOGO








Quarterly Report

August 31, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Economic Environment
US economic activity remained vibrant during the quarter ended August 31, 1997. Gross domestic product rose 3.6% in the second quarter of 1997 and has exceeded the Federal Reserve Board's (FRB) noninflationary target of 2.5% in four of the past five quarters. A lower trade deficit resulting from unexpectedly high net exports and a continued buildup of inventories were the primary contributors to second-quarter growth. Although virtually all sectors of the US economy are exhibiting resounding strength, inflationary pressures remain nonexistent.

Despite rising just 0.5% for the entire second quarter, consumer spending rebounded sharply in July rising 0.8%, the biggest gain in six months. Consequently, the Consumer Confidence Index is at its highest level since 1969. The housing market, buoyed by relatively stable interest rates, remains strong. Both new and existing home sales reached the 5.1 million unit pace in July, matching their highest level over the past 20 years. In the manufacturing sector, both factory and durable goods orders remained robust. Factory orders rose 0.2% in July and have risen at an 11.6% rate in 1997. Inventory levels again rose sharply for the second consecutive quarter. Inventory building surged to a $77.7 billion rate in the second quarter, the second-fastest pace in history. In addition, the National Purchasing Managers Index, an indicator of overall business conditions, reached a three-year high in July. The US labor market still remains tight. In August, the unemployment rate rose just 0.1% from its 24-year low, to 4.9%. However, despite taut labor conditions, labor cost pressures remained absent. The Employment Cost Index rose just 2.8% from a year ago, while average hourly earnings are rising at a slower pace than in 1996.

In spite of the risk of higher inflation amid continued strong economic growth, deflation is occurring on the wholesale level. The Producer Price Index (PPI) fell 0.1% in July, an unprecedented seventh consecutive monthly decline, and is down 0.2% from a year ago. The core PPI, which excludes the more volatile food and energy components, was also down 0.1% and has declined at a 0.5% rate since the beginning of the year. Retail inflation continues to ease. The Consumer Price Index (CPI) edged up 0.2% in July and is up just 2.2% from a year ago. The core CPI also rose 0.2% and is up 2.4% over the past year, a 32-year low.

As we enter the final months of 1997, we believe the US economy will continue on its course of strong-to-moderate growth coupled with low inflation. Although the FRB has kept monetary policy unchanged since March, we believe the persistent underlying strength of the US economy has skewed the risks toward additional monetary policy tightening. Nevertheless, while it is possible the FRB could raise interest rates once again, we believe overall interest rate risk should continue to be limited, as long as inflation remains restrained.

Portfolio Strategy
The US bond market staged a modest rally during the quarter ended August 31, 1997. Amid continued reports of low inflation and no change in monetary policy by the FRB, investors pushed interest rates lower. The one-year US Treasury bill declined 20 basis points (0.20%) to 5.66% while the 30-year US Treasury bond fell 30 basis points to 6.61%. Despite a rise in prepayment fears and an increase in price volatility, net asset values of the Fund's shares began and ended the August period unchanged.

Our continued strategy of holding primarily "seasoned" adjustable rate mortgage securities (ARMS) proved beneficial to the Fund during the quarter. Seasoned ARMS, those originated over five years ago, delivered a greater degree of cashflow certainty to the Fund because of their lower and more stable prepayments. On the other hand, the newly issued and moderately seasoned ARMS sectors experienced a tremendous pickup in prepayments, and as a result, a larger degree of cashflow and price volatility. We do not expect this scenario to abate in the near term. As such, we believe the seasoned ARMS sector will continue to exhibit greater price and yield stability than newly issued and moderately seasoned ARMS.

During the quarter ended August 31, 1997, we reduced our holdings of US Treasury securities from 10% to 4% and added seasoned ARMS to the Fund, increasing our total investment in ARMS to nearly 90% of total net assets. As a result, we lowered the Fund's effective duration from 0.9 years to 0.7 years. We believe this shift should provide the Fund additional price and yield stability should interest rate volatility increase.

Looking ahead, we will continue to emphasize our current investment strategy of holding primarily high coupon, high interest rate capped seasoned ARMS. We believe the cashflow characteristics of these securities provide the best opportunity to enable the Fund to maintain our strategy of achieving a yield advantage over money market instruments while limiting the fluctuation of its net asset values.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager


September 26, 1997



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1996                            9.53        9.63             --                0.587              +7.42
1/1/97--8/31/97                 9.63        9.65             --                0.374              +4.34
                                                                              ------
                                                                        Total $1.677

                                                          Cumulative total return as of 8/31/97: +21.76%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1996                            9.54        9.60             --                0.512              +6.16
1/1/97--8/31/97                 9.60        9.62             --                0.326              +3.81
                                                                              ------
                                                                        Total $2.835

                                                          Cumulative total return as of 8/31/97: +29.11%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1996                            9.54        9.61             --                0.509              +6.23
1/1/97--8/31/97                 9.61        9.63             --                0.324              +3.79
                                                                              ------
                                                                        Total $1.456

                                                          Cumulative total return as of 8/31/97: +18.71%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.435              +0.26
1995                            9.32        9.53             --                0.582              +8.69
1996                            9.53        9.60             --                0.562              +6.82
1/1/97--8/31/97                 9.60        9.62             --                0.357              +4.17
                                                                              ------
                                                                        Total $3.134

                                                          Cumulative total return as of 8/31/97: +33.19%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                   12 Month     3 Month
                                                  8/31/97    5/31/97   8/31/96     % Change     % Change
Class A Shares*                                    $9.65      $9.65     $9.56        +0.94%        0.00%
Class B Shares*                                     9.62       9.62      9.54        +0.84         0.00
Class C Shares*                                     9.63       9.63      9.55        +0.84         0.00
Class D Shares*                                     9.62       9.62      9.54        +0.84         0.00
Class A Shares--Total Return*                                                        +7.24(1)     +1.52(2)
Class B Shares--Total Return*                                                        +6.31(3)     +1.32(4)
Class C Shares--Total Return*                                                        +6.27(5)     +1.31(6)
Class D Shares--Total Return*                                                        +6.86(7)     +1.46(8)
Class A Shares--Standardized 30-day Yield           4.97%
Class B Shares--Standardized 30-day Yield           4.44%
Class C Shares--Standardized 30-day Yield           4.41%
Class D Shares--Standardized 30-day Yield           4.75%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.585 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.510 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.507 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.560 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.138 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.30%         +3.00%
Inception (10/21/94) through 6/30/97       +7.15          +5.53

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +6.37%         +2.37%
Five Years Ended 6/30/97                   +4.01          +4.01
Inception (8/2/91) through 6/30/97         +4.26          +4.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.21%         +5.21%
Inception (10/21/94) through 6/30/97       +6.20          +6.20

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +6.92%         +2.64%
Five Years Ended 6/30/97                   +4.52          +3.67
Inception (8/2/91) through 6/30/97         +4.78          +4.06

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                              Face                                                                  Percent of
                       Index                 Amount                  Issue                     Cost         Value   Net Assets
Adjustable Rate*       Certificate of                  Federal National Mortgage
Mortgage-Backed        Deposit Indexed                 Association:
Obligations**          Obligations        $ 2,140,255    #131221, 6.95% due 9/01/2021     $  2,205,952  $  2,203,794    1.76%
                                            2,144,926    #138541, 7.204% due 12/01/2021      2,211,110     2,208,603    1.76
                                            4,197,860    #307622, 7.394% due 4/01/2023       4,317,716     4,344,785    3.47

                       Constant                        Federal Home Loan Mortgage
                       Maturity                        Corporation:
                       Treasury             2,049,299    #645073, 7.755% due 5/01/2015       2,083,881     2,133,118    1.70
                       Indexed              3,986,443    #840032, 7.483% due 1/01/2019       4,155,639     4,140,917    3.31
                       Obligations          3,706,901    #606108, 7.896% due 9/01/2019       3,780,645     3,909,038    3.12
                                            2,432,782    #775194, 7.24% due 3/01/2020        2,439,351     2,515,278    2.01
                                               65,093    #785173, 7.64% due 8/01/2020           66,599        66,762    0.05
                                            2,726,324    #845139, 8.035% due 3/01/2022       2,767,460     2,851,572    2.28
                                            4,906,408    #845535, 7.985% due 10/01/2023      5,000,187     5,176,260    4.14
                                            7,493,478    #755170, 7.765% due 8/01/2031       7,746,383     7,774,484    6.21
                                                       Federal National Mortgage
                                                       Association:
                                              527,108    #21041, 7.31% due 10/01/2013          542,262       524,583    0.42
                                            1,403,861    #21059, 7.44% due 11/01/2013        1,444,221     1,400,042    1.12
                                            1,089,218    #20293, 6.78% due 9/01/2015         1,120,533     1,080,341    0.86
                                            7,011,597    #70169, 7.395% due 12/01/2018       7,313,888     7,313,972    5.85
                                            3,756,698    #142069, 7.637% due 12/01/2021      3,834,180     3,863,538    3.09
                                            2,442,979    #139312, 7.846% due 12/01/2021      2,548,274     2,564,737    2.05
                                            1,770,488    #181278, 7.57% due 9/01/2022        1,814,968     1,808,554    1.45
                                            4,217,482    #200009, 7.581% due 2/01/2023       4,232,818     4,393,436    3.51
                                            5,621,192    #291252, 8.122% due 8/01/2024       5,692,903     5,848,681    4.67
                                              921,158    #309653, 7.22% due 5/01/2025          942,862       949,225    0.76
                                            2,156,139    #324905, 7.813% due 9/01/2025       2,177,967     2,251,592    1.80
                                            6,706,164  Prudential Home Mortgage
                                                       Securities Company, Inc., REMIC
                                                       (a) 92-35-A1, 8.301% due
                                                       11/25/2022                            6,873,819     6,841,335    5.47

                       Cost of Funds        3,436,851  DLJ Mortgage Acceptance Corp.,
                       Indexed                         REMIC (a) 91-6-A1, 7.829% due
                       Obligations                     9/25/2021                             3,495,653     3,426,110    2.74

                       London Interbank     5,046,719  Federal National Mortgage
                       Offered Rate                    Association, #305729, 7.97% due
                       Indexed                         2/01/2025                             5,196,251     5,250,152    4.20
                       Obligations         15,005,538  Resolution Trust Corporation,
                                                       REMIC (a), 92-C1-B, 7.75% due
                                                       8/25/2023                            14,452,461    15,033,673   12.01
                                           12,000,000  Saxon Mortgage Securities
                                                       Corporation, REMIC (a) 92-3-B,
                                                       7.687% due 11/25/2022                12,248,880    12,120,000    9.69


                                                       Total Investments in Adjustable
                                                       Rate Mortgage-Backed Obligations    110,706,863   111,994,582   89.50

Derivative                                 13,180,962  Capstead Mortgage Securities
Mortgage-Backed                                        Corporation II, REMIC (a) 93-2I-A3,
Obligations**--                                        0.50% due 9/25/2023                     204,184        52,724    0.04
Interest Only (b)                          56,678,611  DLJ Mortgage Acceptance Corp.,
                                                       REMIC (a) 92-6-A1, 0.66% due
                                                       7/25/2022                               783,610       498,772    0.40
                                               73,027  Federal Home Loan Mortgage
                                                       Corporation, REMIC (a)(c) 92-1363-C,
                                                       333% due 8/15/2022                    1,167,487       586,424    0.47
                                                   75  Prudential Home Mortgage
                                                       Securities Company, Inc., REMIC
                                                       (a) 92-1-A9, 42,989% due 2/25/2022       18,085         8,543    0.01
                                                       Sears Mortgage Securities Corp.,
                                                       REMIC (a):
                                                3,692    91-K-A4, 5,855% due 9/25/2021         490,032       339,678    0.27
                                           28,927,976    92-12-A3, 0.49% due 7/25/2022         332,770       289,280    0.23


                                                       Total Investments in Derivative
                                                       Mortgage-Backed Obligations--
                                                       Interest Only                         2,996,168     1,775,421    1.42

Fixed Rate                                  3,480,142  Resolution Trust Corporation,
Mortgage-Backed                                        REMIC (a) 92-CHF-B, 7.15% due
Obligations**                                          12/25/2020                            3,521,102     3,473,617    2.77


                                                       Total Investments in Fixed Rate
                                                       Mortgage-Backed Obligations           3,521,102     3,473,617    2.77

                                                       Total Investments in
                                                       Mortgage-Backed Obligations         117,224,133   117,243,620   93.69

US Government                               5,000,000  United States Treasury Notes,
Obligations                                            6.125% due 8/31/1998                  4,978,516     5,017,200    4.01

                                                       Total Investments in US
                                                       Government Obligations                4,978,516     5,017,200    4.01

Short-Term             Repurchase           8,890,000  Nikko Securities International,
Securities             Agreements***                   Inc., purchased on 8/29/1997 to
                                                       yield 5.55% to 9/02/1997              8,890,000     8,890,000    7.10

                                                       Total Short-Term Securities           8,890,000     8,890,000    7.10


                                                       Total Investments                  $131,092,649   131,150,820  104.80
                                                                                          ============
                                                       Liabilities in Excess of Other
                                                       Assets                                             (6,011,792)  (4.80)
                                                                                                        ------------  -------
                                                       Net Assets                                       $125,139,028  100.00%
                                                                                                        ============  =======

                       Net Asset Value:      Class A--Based on net assets of $635,810
                                                      and 65,859 shares outstanding                     $       9.65
                                                                                                        ============
                                             Class B--Based on net assets of $98,823,368
                                                      and 10,267,837 shares outstanding                 $       9.62
                                                                                                        ============
                                             Class C--Based on net assets of $5,573,481
                                                      and 578,847 shares outstanding                    $       9.63
                                                                                                        ============
                                             Class D--Based on net assets of $20,106,369
                                                      and 2,090,024 shares outstanding                  $       9.62
                                                                                                        ============

                      *Adjustable Rate Obligations have coupon rates which reset periodically.
                     **Mortgage-Backed Obligations are subject to principal
                       paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                    ***Repurchase Agreements are fully collateralized by US
                       Government & Agency Obligations.
                    (a)Real Estate Mortgage Investment Conduits (REMIC).
                    (b)Securities which receive some or all of the interest
                       portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                    (c)Adjustable rate coupon that resets inversely to changes in the London Interbank Offered Rate.